UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023

DISC MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101, Watertown, MA 02472	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 13, 2023, Disc Medicine, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the investors identified therein. Pursuant to the Purchase Agreement, the Company agreed to sell and issue to the investors in a registered direct offering (the “Offering”) (i) an aggregate of 1,488,166 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $23.00 per Share, and (ii) with respect to certain investors, in lieu of Shares, pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 1,229,224 shares of Common Stock, at a purchase price of $22.9999 per Pre-Funded Warrant.

The price per Pre-Funded Warrant represents the price per Share to be sold in the Offering, minus the $0.0001 per share exercise price of each such Pre-Funded Warrant. Each Pre-Funded Warrant will have an exercise price equal to $0.0001 per share. The Pre-Funded Warrants are exercisable at any time after their original issuance and will not expire until exercised in full.

The Pre-Funded Warrants to be issued in the Offering will provide that a holder of Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that each holder may increase or decrease the Beneficial Ownership Limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%.

The Offering is expected to close on or about February 15, 2023, subject to the satisfaction of certain customary closing conditions. The Company expects to receive aggregate gross proceeds from the Offering of approximately $62.5 million, before deducting estimated offering expenses payable by the Company. The Company expects the net proceeds from the Offering to be used to fund research and clinical development of the Company’s current or additional product candidates, and the remainder for working capital and other general corporate purposes, which may include an in-license, acquisition or investment in complementary businesses or technologies.

The representations, warranties and covenants contained in the Purchase Agreement were made only for the purpose of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties thereto.

The shares of Common Stock and Pre-Funded Warrants were offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-269272), as amended, which was declared effective by the Securities and Exchange Commission on January 24, 2023.

The foregoing descriptions of the Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

A copy of the legal opinion of Goodwin Procter LLP relating to the validity of the Shares and the Pre-Funded Warrants issued in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Item 1.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Disc’s anticipated use of net proceeds from the offering, statements regarding the completion and timing of the offering, development of and regulatory status of the Company’s product candidates, potential for in-licensing, acquisitions or investments in complementary businesses or technologies, and the Company’s strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-

looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Item 1.01 are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Item 1.01, including, without limitation, those related to the Company’s financial results, the timing and successful completion of the registered offering of the Company’s common stock and pre-funded warrants, the risks identified in the Company’s SEC filings, including but not limited to the risks discussed in the Company’s Current Report on Form 8-K filed with the SEC on December 29, 2022 and in the Company’s other filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this Item 1.01 represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

Item 7.01	Regulation FD Disclosure

On February 14, 2023, the Company issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Goodwin Procter LLP

10.1	Securities Purchase Agreement, dated as of February 13, 2023, by and between Disc Medicine, Inc. and the investors identified therein.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press Release dated February 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: February 14, 2023	By:	/s/ John Quisel
	Name:	John Quisel, J.D. Ph.D.
	Title:	Chief Executive Officer